SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

AMENDMENT NUMBER 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 14, 2006

MEDARTS MEDICAL SYSTEM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-50814
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

6/F E Yang International Mansion #27

Science & Technology Road

Xi-an Hi-Tech Industry Development Zone

Xi’ an PRC 710075

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-29-88319908

(ISSUER TELEPHONE NUMBER)

300 Park Avenue #1700

New York, New York 10022

(FORMER NAME AND ADDRESS)

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	Previous Independent Auditors:

(i) On July 14, 2006 the board of directors of Medarts Medical System, Inc. approved the dismissal of Gately & Associates, LLC (“Gately & Associates”) as independent auditor for the Company.

(ii) Management of Medarts Medical System, Inc. has not had any disagreements with Gately & Associates related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the two years ended October 31, 2005 and 2004 and through Gately & Associates’ dismissal on July 14, 2006, there has been no disagreement between the Company and Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately & Associates would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants. Gately & Associates’ audits of the Company’s financial statements on Form 10-KSB for the year ending October 31, 2005 and Form 10-SB for the year ending 2004 contained no adverse opinion or disclaimer of opinion except it contained an opinion of doubt about the Company’s ability to continue as a going concern. The audits were not qualified or modified as to audit scope or accounting principals.

(iv) In connection with its review of financial statements through July 14, 2006, there have been no disagreements with Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately & Associates would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent review period and the interim period subsequent to July 14, 2006, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Gately & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:

(i)       The Company engaged, Kabani & Company, Inc. of Los Angeles, California, as its new independent auditors as of July 14, 2006. Prior to such date, the Company, did not consult with Kabani & Company, Inc. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Kabani & Company, Inc. or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements

None

(b)	Exhibits

	Exhibit Number	Exhibit Title
	16	Letter from _Gately & Associates, LLC__________________.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDARTS MEDICAL SYSTEM, INC.

By: /s/	Wang Jun

Wang Jun

President

Dated: August 7, 2006